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                                                                      Exhibit 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 7 to Registration Statement No. 333-116426 of CUNA Mutual Life Variable Annuity Account (the "Variable Account") of CUNA Mutual Life Insurance Company on Form N-4 of our report dated March 31, 2006 relating to the financial statements of the Subaccounts comprising the Variable Account, appearing in the Statement of Additional Information (which is incorporated by reference in the Prospectus of the Variable Account) in Post-Effective Amendment No. 5 to Registration Statement No. 333-116426, and to the reference to us under the heading "Experts" in such Statement of Additional Information.


/s/ DELOITTE & TOUCHE LLP
-------------------------------------
Chicago, Illinois
October 26, 2006

CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in this Post-Effective Amendment No. 7 to Registration Statement No. 333-116426 of CUNA Mutual Life Variable Annuity Account (the "Variable Account") of CUNA Mutual Life Insurance Company (the "Company") on Form N-4 of our report dated March 17, 2006 relating to the consolidated financial statements of the Company, appearing in the Statement of Additional Information (which is incorporated by reference in the Prospectus of the Variable Account) in Post-Effective Amendment No. 5 to Registration Statement No. 333-116426, and to the reference to us under the heading "Experts" in such Statement of Additional Information.


/s/ DELOITTE & TOUCHE LLP
-------------------------------------
Chicago, Illinois
October 26, 2006

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                         CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in this Registration Statement on Form N-4 of our report dated April 8, 2004, relating to the financial statements of CUNA Mutual Life Insurance Company and its Subsidiaries, which appear in the Statement of Additional Information, dated May 1, 2006, which is also incorporated by reference into the Registration Statement.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
October 26, 2006